Government
Select Series

SNAP® Fund Class Shares

Summary Prospectus
October 3, 2016

The statutory Prospectus and Statement of Additional Information of the SNAP® Fund Class of Government Select Series (the “Fund”), a series of the PFM Funds (the “Trust”), dated October 3, 2016, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at https://www.vasnap.com/uploadedFiles/VSNAP/LeftMenu/FormsandDocuments/SNAPProspectus.pdf. You can also get this information at no cost by calling 800-570-7627 or by sending an e-mail request to PFMAMrequest@pfm.com.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary

Investment Objective

To provide high current income consistent with stability, safety of principal, and liquidity, and to maintain a stable net asset value (“NAV”) of $1.00 per share.

Fees and Expenses

These are the fees and expenses you may pay when you buy and hold shares of the SNAP Fund Class of the Fund. Other expenses incurred by the SNAP® Program, or by participants in the SNAP® Program, that are not expenses of the Fund are not reflected.

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)
Management fees		0.09%
Distribution (12b-1) fees		0.00%
Other expenses:		0.11%
Transfer agent fees	0.10%
Other operating expenses	0.01%
Total Annual Fund Operating Expenses		0.20%

Expense Example

This example is intended to help you compare the cost of investing in the SNAP Fund Class of the Fund with the cost of investing in other mutual funds and share classes. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that you earn a 5% return each year on your investment and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$21	$64	$113	$255

Principal Investment Strategies

The Fund invests at least 99.5% of its total assets in cash and the following high quality, short-term money market instruments:

•	Securities issued or guaranteed as to principal or interest by the US Government or by its agencies or instrumentalities;

•	Repurchase agreements for securities of the US Government, or its agencies or instrumentalities, that are collateralized fully; and

•	Shares of other money market mutual funds that invest exclusively in the types of obligations in which Government Select Series is permitted to invest.

In addition, under normal market conditions, the Fund invests at least 80% of its net assets in US Government securities (including securities issued or guaranteed by the US Government or its agencies or instrumentalities) and/or repurchase agreements that are collateralized fully by US Government securities.

The Fund maintains a dollar-weighted average portfolio maturity of no more than 60 days and a dollar-weighted life (final maturity, disregarding interest rate adjustments) of no more than 120 days.

Principal Investment Risks

Although the Fund invests exclusively in high-quality securities, an investment in the Fund – like an investment in any money market fund – is subject to certain risks, such as:

•	Interest Rate Risk When short-term interest rates fall, the Fund’s yield is likely to fall. When interest rates rise, the values of obligations held by the Fund may decline. If the rise is sharp or unexpected, the Fund’s share price could fall.

•	Credit Risk The issuer of an obligation could fail to pay interest and principal in a timely manner. The credit quality of the Fund’s holdings could change rapidly in certain markets, and the default or decline in credit quality of even a single holding could cause the Fund’s share price to fall.

•	Government Securities Risk For US government or agency securities not backed by the full faith and credit of the US government, there is no guarantee that the government will intervene in the event of any loss or default.

•	Management Risk Performance could be hurt by decisions made by the investment adviser, such as choice of investments and timing of buy/sell decisions.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Performance

The following information illustrates how the SNAP Fund Class Shares have performed over time. Prior to October 3, 2016, the Fund was known as Prime Series and it invested in obligations of US companies, financial institutions and US municipalities. The performance information that follows for dates prior to October 3, 2016 reflects the returns of the Fund before it began to operate as a government money market fund. For current yield information, call (800) 570-SNAP. Past performance may not indicate future results and yields may vary.

Year-by-Year Total Return

(shown for calendar years) (%)

SNAP Fund Class Shares

Highest Quarter Return: Q3 2007	1.34%
Lowest Quarter Return: Q4 2014	0.03%
YTD as of 9/30/16 (not annualized):	0.38%

Average Annual Total Returns (%)

(for the periods ended December 31, 2015)

SNAP Fund Class Shares

1 year	5 years	10 years	Since inception[1]
0.19%	0.20%	1.53%	2.82%

 1SNAP Fund Class Shares inception: 7/24/1995

Management

Investment Adviser PFM Asset Management LLC

Purchase and Sale of Fund Shares

SNAP Fund Class shares are available for purchase only by participants in the SNAP® Program. All SNAP Fund Class shares owned beneficially by participants in the SNAP® Program are owned of record by the Treasury Board of the Commonwealth of Virginia, for the benefit of participants.

Account Minimums

The SNAP Fund Class has no minimum initial investment or account balance, and no minimum additional investment or minimum holding period.

Placing Orders

Participants in the SNAP® Program can place orders to buy or redeem SNAP Fund Class shares by a variety of methods, including wire, automated clearing house (ACH) and check. To purchase shares of the Fund,contact the SNAP® Program directly at:

Phone (800) 570-SNAP

Online www.vasnap.com

Orders are generally processed on the Business Day they are received in good order if received prior to 2:00 P.M. Eastern Time.

For more complete information on buying and selling shares, see “Investing in the Fund” in the Prospectus.

Tax Information

Dividends of net investment income and distributions of net realized capital gains are generally taxable to shareholders, but may not be taxable for tax-exempt shareholders. However, a shareholder may be subject to tax upon withdrawal from a tax-advantaged account.

One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17101
(800) 570-SNAP
(800) 570-7627